UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2021

QUEEN’S GAMBIT GROWTH CAPITAL

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39908	98-1571453
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Hudson Yards, 44th Floor
New York, NY	10001
(Address of principal executive offices)	(Zip Code)

(917) 907-4618

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	GMBTU	Nasdaq Capital Market
Class A Ordinary Shares included as part of the units	GMBT	Nasdaq Capital Market
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	GMBTW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

As previously announced, on July 28, 2021, Queen’s Gambit Growth Capital, a Cayman Islands exempted company with limited liability (“SPAC”), Swvl Inc., a British Virgin Islands business company limited by shares incorporated under the laws of the British Virgin Islands (“Swvl”), Pivotal Holdings Corp, a British Virgin Islands business company limited by shares incorporated under the laws of the British Virgin Islands and wholly owned subsidiary of Swvl (“Holdings”), Pivotal Merger Sub Company I, a Cayman Islands exempted company with limited liability and wholly owned subsidiary of Holdings (“Cayman Merger Sub”), and Pivotal Merger Sub Company II Limited, a British Virgin Islands business company limited by shares incorporated under the laws of the British Virgin Islands and wholly owned subsidiary of SPAC (“BVI Merger Sub”), entered into a business combination agreement (the “Business Combination Agreement”). Subject to the satisfaction or waiver of the conditions to closing of the transactions contemplated by the Business Combination Agreement (the “Proposed Transactions”), the Proposed Transactions will effect a business combination between SPAC and Swvl.

Forward Purchase Agreement

On November 15, 2021, SPAC and ACM ARRT VII B, LLC, a Delaware limited liability company (“Seller”), entered into an agreement (the “Forward Purchase Agreement”) for an OTC Equity Prepaid Forward Transaction (the “Forward Purchase Transaction”) with respect to Class A Ordinary Shares, par value $0.0001 per share, of SPAC (“SPAC Shares”) and the Class A ordinary shares, par value $0.0001, of Holdings (“Holdings Common Shares A”) into which such SPAC Shares will be converted in the Proposed Transactions. Seller has informed SPAC that it intends to purchase up to 10,000,000 SPAC Shares after the date of the Forward Purchase Agreement from holders of such shares (other than SPAC or affiliates of SPAC) who have redeemed such Subject Shares pursuant to the redemptions rights set forth in SPAC’s Amended and Restated Memorandum and Articles of Association in connection with the Proposed Transactions (the SPAC Shares so purchased, the “Subject Shares”). Pursuant to the terms of the Forward Purchase Agreement, subject to certain conditions, including the completion of the Proposed Transactions by the Outside Date (as defined in the Business Combination Agreement), Seller has agreed to waive any redemption rights with respect to any Subject Shares in connection with the Proposed Transactions. Although Seller has informed SPAC that it intends to purchase the SPAC Shares, the Seller has no obligation to do so and may determine in its sole discretion, as a result of market conditions or otherwise, not to purchase the SPAC Shares. If the Seller is unable to purchase at least 2,500,000 SPAC Shares, then the Seller will have the right under the Forward Purchase Agreement to purchase 2,500,000 Holdings Common Shares A from Holdings in a private placement at the Redemption Price (as defined below), which right the Seller may or may not exercise in its sole discretion.

Subject to certain termination provisions, the Forward Purchase Agreement provides that on the 2-year anniversary of the effective date of the Forward Purchase Transaction, which is expected to be on or about the date of the Closing (as defined below) (such 2-year anniversary, the “Maturity Date”), Seller will sell to Holdings a specified number of Holdings Common Shares A (up to the greater of (x) the number of Subject Shares or 10,000,000 shares, whichever number is lower and (y) 2,500,000 shares) at a price (the “Forward Price”) equal to the per share redemption price of Holdings Common Shares A calculated pursuant to Article 168 of the Amended and Restated Memorandum and Articles of Association of Holdings in effect at the date and time on which the merger of SPAC into Cayman Merger Sub becomes effective (the “Redemption Price”) plus 50% of the difference between (i) the average price per Subject Share paid by Seller to acquire the Subject Shares, including any brokerage commission paid by the Seller in connection therewith, minus (ii) the Redemption Price per Subject Share, which amount may be positive or negative. Immediately following the closing of the Proposed Transactions (“Closing”), SPAC will pay to Seller, out of funds held in SPAC’s trust account, an amount equal to the Forward Price multiplied by the number of Holdings Common Shares A underlying the Forward Purchase Transaction (the “Prepayment Amount”). Seller’s obligations to SPAC under the Forward Purchase Agreement will be secured by perfected liens on (i) the proceeds of any sale or other disposition of the Subject Shares and (ii) the deposit account (the “Deposit Account”) into which such proceeds are required to be deposited (the “Collateral”). The Deposit Account will be subject to a customary deposit account control agreement in favor of SPAC.

If, on any trading day prior to the Maturity Date, the dollar volume weighted average price per Holdings Common Share A equals or exceeds (a) $12.00 per Holdings Common Share A for at least 20 of 30 of the preceding trading days (such period, an “Early Settlement Determination Period”), Seller would pay an amount of cash (an “Early Settlement Cash Amount”) to Holdings equal to 25% of the Prepayment Amount, (b) $14.00 per Holdings

Common Share A for any Early Settlement Determination Period, Seller would pay an Early Settlement Cash Amount to Holdings equal to 50% of the Prepayment Amount, (c) $16.00 per Holdings Common Share A for any Early Settlement Determination Period, Seller would pay an Early Settlement Cash Amount to Holdings equal to 75% of the Prepayment Amount, or (d) $18.00 per Holdings Common Share A for any Early Settlement Determination Period, Seller would pay an Early Settlement Cash Amount to Holdings equal to the remainder of the Prepayment Amount, in each case subject to certain minimum trading volume requirements. In the case of each of (a) - (d) above, the Forward Purchase Transaction would be terminated with respect to a number of shares determined by dividing the applicable Early Settlement Cash Amount by the Forward Price and the remainder of the Forward Purchase Transaction would continue in accordance with its terms. The Early Settlement Determination Periods will not run concurrently.

At any time after the Closing, Seller may terminate the Forward Purchase Transaction in whole or in part, upon no less than three days prior written notice to SPAC and Holdings. The effect of such termination would be to reduce the number of shares for the Forward Purchase Transaction (the reduction being “Terminated Shares”). On the settlement date of any such early termination, Seller would pay to Holdings an amount equal to the product of the Forward Price and the Terminated Shares. To the extent that the Seller has sold such Subject Shares at a price greater than the Forward Price, the Seller would be entitled to retain such excess.

The foregoing description is only a summary of the Forward Purchase Agreement and is qualified in its entirety by reference to the full text of the Forward Purchase Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein. The Forward Purchase Agreement is included as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with material information regarding its terms and the transaction. It is not intended to provide any other factual information about SPAC, Holdings or Seller and their respective affiliates. The representations, warranties and covenants contained in the Forward Purchase Agreement were made only for purposes of that agreement; are solely for the benefit of the parties to the Forward Purchase Agreement; may have been made for the purposes of allocating contractual risk between the parties to the Forward Purchase Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of SPAC or Seller and their respective affiliates.

Disclosure On Redemptions Relating to the Forward Purchase Agreement

As described above, subject to certain conditions, including the completion of the Proposed Transactions by the Outside Date (as defined in the Business Combination Agreement), Seller has agreed to waive any redemption rights with respect to the Subject Shares. Such waiver may reduce the number of Holdings Common Shares A redeemed in connection with the Proposed Transactions, which reduction could alter the perception of the potential strength of the Proposed Transactions.

Item 8.01. Other Events.

As previously announced in connection with the execution of the Business Combination Agreement, on July 28, 2021, SPAC, Swvl and Holdings entered into separate subscription agreements (collectively, the “PIPE Subscription Agreements”) with a number of investors (collectively, the “PIPE Investors”), pursuant to which the PIPE Investors agreed to purchase, and Holdings agreed to sell to the PIPE Investors, an aggregate of up to 10 million newly issued Holdings Common Shares A for a purchase price of $10.00 per share (the “Acquired Shares”) in a private placement (the “Private Placement”) for an aggregate purchase price of $100 million (the “PIPE Subscription Amount”).

Notwithstanding the foregoing, certain of the PIPE Investors agreed to pre-fund Swvl with up to $35 million of the aggregate PIPE Subscription Amount by purchasing exchangeable notes from Swvl prior to the Closing (the “Company Exchangeable Notes”). Pursuant to the terms of the PIPE Subscription Agreements entered into with such PIPE Investors, such PIPE Investors, Holdings and Swvl executed definitive documentation in respect of such Company Exchangeable Notes within ten business days following the date of the PIPE Subscription Agreements. Upon the issuance of a Company Exchangeable Note to any such PIPE Investor, the PIPE Subscription Amount of such PIPE Investor was reduced by the purchase price of such Company Exchangeable Note. At the Closing, each Company Exchangeable Note will be automatically exchanged into Holdings Common Shares A at an exchange price of $8.50 per share. The issuance of the Company Exchangeable Notes was not registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

On November 15, 2021, SPAC, Swvl and Holdings entered into a subscription agreement (the “Additional Subscription Agreement” and, together with the PIPE Subscription Agreements, the “Subscription Agreements”) with an investor affiliated with the Seller (the “Additional Subscriber”), pursuant to which the Additional Subscriber agreed to purchase, and Holdings agreed to sell to the Additional Subscriber, an aggregate of 200,000 newly issued Holdings Common Shares A (together with the Acquired Shares, the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $2,000,000, in a private placement (the “Additional PIPE” and, together with the Private Placement, the “PIPE”). The Additional Subscriber may satisfy its obligations to purchase PIPE Shares in the Additional PIPE by purchasing SPAC Shares in open market transactions or private purchases and agreeing not to exercise redemption rights with respect to such SPAC Shares or the Holdings Common Shares A into which such SPAC Shares are converted in the Proposed Transactions.

The closing of the sale of the PIPE Shares pursuant to the Subscription Agreements will take place substantially concurrently with the Closing and is contingent upon, among other customary closing conditions, the concurrent consummation of the Proposed Transactions. The purpose of the PIPE is to raise additional capital for use by the combined company following the Closing.

Pursuant to the Subscription Agreements, Holdings agreed that, within 30 calendar days after the Closing, Holdings will use its commercially reasonable efforts to file with the Securities and Exchange Commission (the “SEC”) (at Holdings’ sole cost and expense) a registration statement registering the resale of the Acquired Shares (the “PIPE Resale Registration Statement”), and Holdings will use its commercially reasonable efforts to have the PIPE Resale Registration Statement declared effective as soon as practicable after the filing thereof but no later than the earlier of (i) 90 calendar days (or 135 calendar days if the SEC notifies Holdings that it will review the PIPE Resale Registration Statement) following the Closing and (ii) the tenth business day after the SEC notifies Holdings that the registration statement will not be reviewed or will not be subject to further review.

The issuance of Holdings Common Shares A in connection with the Subscription Agreements will not be registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

The foregoing description of the Subscription Agreements is qualified in its entirety by reference to the full text of the form of the Subscription Agreement, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Exhibit

10.1	Forward Purchase Agreement, dated November 15, 2021.

99.1	Form of Subscription Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Legends

Additional Information and Where to Find It

This communication relates to the Proposed Transactions. This communication does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Proposed Transactions, SPAC and Holdings filed a registration statement on Form F-4 (File No. 333-259800) (as amended, the “Registration Statement”) with the SEC, which includes a joint proxy statement/prospectus. SPAC and Holdings also will file other documents regarding the

Proposed Transactions with the SEC. Before making any voting decision, investors and security holders of SPAC are urged to read the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Transactions as they become available because they will contain important information about the Proposed Transactions.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS, ALL AMENDMENTS THERETO, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION AND THE PARTIES TO THE BUSINESS COMBINATION. Investors and security holders can obtain copies of these documents and other documents filed with the SEC free of charge at www.sec.gov. The definitive proxy statement/final prospectus (if and when available) will be mailed to shareholders of SPAC as of a record date to be established for voting on the business combination. Shareholders of SPAC will also be able to obtain copies of the definitive proxy statement/final prospectus without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Queen’s Gambit Growth Capital, 55 Hudson Yards, 44th Floor, New York, New York, 10001.

Participants in Solicitation

SPAC, Swvl and Holdings and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from SPAC’s shareholders in connection with the Proposed Transactions. Investors and security holders may obtain more detailed information regarding the names and interests in the business combination of the directors and officers of Holdings, Swvl and SPAC in the Registration Statement. Information about SPAC’s directors and executive officers is also available in SPAC’s Annual Form 10-K for the fiscal year ended December 31, 2020 and other relevant materials filed with the SEC. You may obtain a free copy of these documents as described in the preceding paragraph.

Forward-Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the proposed business combination between Swvl and SPAC, the estimated or anticipated future results and benefits of the combined company following the business combination, including the likelihood and ability of the parties to successfully consummate the business combination, future opportunities for the combined company and other statements that are not historical facts.

These statements are based on the current expectations of Swvl and/or SPAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Swvl and SPAC. These statements are subject to a number of risks and uncertainties regarding Swvl’s business and the business combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to: general economic, political and business conditions, including but not limited to the economic and operational disruptions and other effects of the COVID-19 pandemic; the inability of the parties to consummate the business combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the number of redemption requests made by SPAC’s shareholders in connection with the business combination; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the business combination; the risk that the approval of the shareholders of Swvl or SPAC for the potential transaction is not obtained; failure to realize the anticipated benefits of the business combination, including as a result of a delay in consummating the potential transaction or additional information that may later arise in connection with preparation of the Registration Statement and proxy materials, or after the consummation of the business combination as a result of the limited time SPAC had to conduct due diligence; the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; the ability of the combined company to execute its growth strategy, manage growth profitably and retain its key employees; competition with other companies in the mobility industry; Swvl’s limited operating history and lack of experience as a public company; the lack of, or recent implementation of, certain policies and procedures to ensure compliance with applicable laws and regulations, including with respect to anti-bribery, anti-corruption, and cyber protection; the risk that Swvl is not able to execute its growth plan, which depends on rapid, international expansion; the risk that Swvl is unable to attract and retain consumers and qualified drivers and other high quality personnel; the risk that Swvl is unable to protect and enforce its intellectual property rights; the risk that Swvl is unable to determine rider demand to develop new offerings on its platform; the difficulty of obtaining required registrations, licenses, permits or approvals in jurisdictions in which Swvl currently operates or may in the future operate; the fact that Swvl currently operates in and intends to expand into jurisdictions that are, or have been, characterized by political instability, may have inadequate or limited regulatory and legal frameworks and may have limited, if any, treaties or other arrangements in place to protect foreign investment or involvement; the risk that Swvl’s drivers could be classified as employees, workers or quasi-employees in the jurisdictions they operate; the fact that Swvl has operations in countries known to experience high levels of corruption and is subject to territorial anti-corruption laws in these jurisdictions; the ability of Holdings to obtain or maintain the listing of its securities on a U.S. national securities exchange following the business combination; costs related to the business combination; Swvl’s pending acquisition of a controlling interest in Shotl Transportation, S.L may not be completed as anticipated, or if completed, may not be beneficial to Swvl as a result of the cost of integrating geographically disparate operations and the diversion of management’s attention from its existing business, among other things; and other risks that will be detailed from time to time in filings with the SEC. The foregoing list of risk factors is not exhaustive. There may be additional risks that Swvl presently does not know or that Swvl currently believes are immaterial that could also cause actual results to differ from those contained in forward-looking statements. In addition, forward-looking statements provide Swvl’s expectations, plans or forecasts of future events and views as of the date of this communication. Swvl anticipates that subsequent events and developments will cause Swvl’s assessments and projections to change. However, while Swvl may elect to update these forward-looking statements in the future, Swvl specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Swvl’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This Current Report on Form 8-K is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2021

QUEEN’S GAMBIT GROWTH CAPITAL

By:	/s/ Victoria Grace
Name: Victoria Grace
Title: Chief Executive Officer